Exhibit 10.3

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF GGP LIMITED PARTNERSHIP

THIS SECOND AMENDMENT (this “Amendment”) is made and entered into as of November 30, 2012, by and among the undersigned parties.

W I T N E S S E T H:

WHEREAS, GGP Limited Partnership (the “Partnership”), a Delaware limited partnership, exists pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of November 9, 2010, as amended (the “Third Restated Partnership Agreement”), and the Delaware Revised Uniform Limited Partnership Act;

WHEREAS, GGP, Inc., a Delaware corporation, is the sole general partner of the Partnership (the “General Partner”);

WHEREAS, the General Partner deems it to be in the best interest of the Partnership to amend the Partnership Agreement as set forth herein to clarify and expand the means and methods by which additional funds may be loaned or contributed to the Partnership.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do herby agree as follows:

1.                                      Capitalized Terms.  Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Partnership Agreement.

2.                                      Amendment of Additional Funds.  Section 4.3 of the Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

4.3                               Additional Funds.

(a)                                 If the General Partner determines that funds are required or desired for any proper Partnership purpose in excess of the funds anticipated to be available (all of such funds, the “Required Funds”) and the General Partner is not able or does not deem it advisable to cause the Partnership to borrow such funds, then:

(i)                                     the REIT Entities or the Affiliate Limited Partner may enter into a Funding Loan to borrow all or any portion of the Required Funds; or

(ii)                                  the REIT Entities or the Affiliate Limited Partner may raise all or any portion of the Required Funds by undertaking any of the following:

(A)                         the Public REIT issues shares of its Common Stock;
(B)                         the Public REIT issues other securities (including debt securities other than notes issued in connection with a Funding Loan);

(C)                         the REIT Entities (other than the Public REIT) or Affiliate Limited Partner issue new equity interests or securities (including debt securities other than notes issued in connection with a Funding Loan) to any Person not under the Control of, or not wholly owned, directly or indirectly, by, the Public REIT, provided that the Public REIT shall cause the other REIT Entities and the Affiliate Limited Partner to restrict such issuances to equity interests or securities having substantially similar terms to the Series F Preferred Units; or

(D)                         the Public REIT, directly or indirectly, sells any previously issued equity interests or securities in the other REIT Entities or the Affiliate Limited Partner.

(b)                                 To the extent the REIT Entities or the Affiliate Limited Partner borrows all or any portion of the Required Funds by entering into a Funding Loan pursuant to Section 4.3(a)(i), such borrowing entity shall, on the Funding Date, lend (the “REIT Loan”) to the Partnership the Funding Loan Proceeds on the same terms and conditions, including interest rate, repayment schedule and costs and expenses, as shall be applicable with respect to or incurred in connection with the Funding Loan.

(c)                                  To the extent that the Required Funds are raised pursuant to Section 4.3(a)(ii), the General Partner and the Affiliate Limited Partner shall, on the Funding Date, contribute to the Partnership, either directly or indirectly (i.e., through the Affiliate Limited Partner), as an additional Capital Contribution the amount of the Required Funds so raised (“Contributed Funds”).  In the event the General Partner and/or Affiliate Limited Partner advances Required Funds to the Partnership as Contributed Funds pursuant to this subparagraph (c), the Partnership shall assume and pay (or reflect on its books as additional Contributed Funds) the expenses (including any applicable underwriting discounts) incurred by the REIT Entities or the Affiliate Limited Partner in connection with raising such Contributed Funds through a public offering of its securities or otherwise.

(d)                                 Effective on each Funding Date, and without the consent of any other Partner, the Partnership shall issue to the General Partner and/or Affiliate Limited Partner, as applicable, with respect to Contributed Funds relating to:

(i)                                     an issuance by the Public REIT of Common Stock, the number of additional Common Units equal to the product of (x) the number of shares of Common Stock issued by the Public REIT in connection with obtaining such Contributed Funds, and (y) the Conversion Factor;

(ii)                                  an issuance by the Public REIT of other equity interests or securities (including debt securities other than notes issued in connection with a Funding Loan), Preferred Units with terms that are equivalent to the terms of such other equity interests or securities, which Preferred Units shall, in the case of an issuance of debt securities, include an adjustment factor to ensure equivalency with any debt securities issued upon refinancing of such obligations;

(iii)                               an issuance by the other REIT Entities or the Affiliate Limited Partner of equity interests or securities (including debt securities other than notes issued in connection with a Funding Loan) to any Person not under the Control of, or not wholly owned, directly or indirectly, by, the Public REIT, the number of Series F Preferred Units equal to a fraction, the numerator of which shall be the liquidation value of such equity securities and the denominator of which shall be $1000; or

(iv)                              a sale, directly or indirectly, by the Public REIT of equity interests or securities in the other REIT Entities or the Affiliate Limited Partner, the number of additional Common Units equal to (x) the Conversion Factor multiplied by (y) the quotient of (1) the sale price of such equity interests divided by (2) the Current Per Share Market Price in respect of such transaction.

The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the issuance of Units in accordance with Sections 4.3 and 4.4 in the event that the General Partner deems such amendment to be desirable.

3.                                      Amendment of Section 1.1.

a.                    The term “Adjustment Date” set forth in Section 1.1 shall be deleted.

b.                    The term “Contributed Funds” set forth in Section 1.1 shall be deleted in its entirety and replaced with the following:  “Contributed Funds” shall have the meaning set forth in Section 4.3(c) hereof.

c.                     The term “REIT Loan” set forth in Section 1.1 shall be deleted in its entirety and replaced with the following:  “REIT Loan” shall have the meaning set forth in Section 4.3(b) hereof.

4.                                      Other Provisions Unaffected.  Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect in accordance with its terms.

5.                                      Counterparts.  This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first written above.

GENERAL PARTNER:

GGP, INC.,
a Delaware corporation

By:	/s/ Marvin J. Levine

MAJORITY-IN-INTEREST OF LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South Dakota
general partnership, its sole member

	By:	GENERAL TRUST COMPANY, not
individually but solely as Trustee of
Martin Investment Trust G, a partner

		By:	/s/ E. Michael Greaves
E. Michael Greaves, Vice President

MATTHEW BUCKSBAUM REVOCABLE TRUST

	By:	GENERAL TRUST COMPANY, as Co-Trustee

		By:	/s/ E. Michael Greaves
E. Michael Greaves, Vice President

Solely for the limited purposes set forth in Section 4.3.

PUBLIC REIT:

GENERAL GROWTH PROPERTIES, INC.,
a Delaware corporation

By:	/s/ Marvin J. Levine
Its: Executive Vice President & Chief Legal Officer